UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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NETAPP, INC.
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*** Exercise Your Right to Vote *** IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 14, 2009 Meeting Information NETAPP, INC. Meeting Type: Annual For holders as of: August 17, 2009 Date: October 14, 2009 Time: 3:00 PM PDT Location: NetApp, Inc. Corporate Headquarters 495 East Java Drive Sunnyvale, CA 94089 You are receiving this communication because you hold shares in the above named company. COMPUTERSHARE This is not a ballot. You cannot use this notice to vote C/O NETAPP, INC. 2 LASALLE STREET, 3RD FLOOR these shares. This communication presents only an CHICAGO, IL 60602 overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain M16689-P84213 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice and Proxy Statement 2. Form 10-K How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 30, 2009 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available M16690-P84213 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR each of the proposals. 1. To elect the following individuals to serve as members of the Board of the Directors for the ensuing year or until their respective successors are duly elected and qualified: Nominees: 01) Daniel J. Warmenhoven 06) Mark Leslie 02) Donald T. Valentine 07) Nicholas G. Moore 5. To approve an amendment and 03) Jeffry R. Allen 08) George T. Shaheen restatement of the Executive Compensation 04) Alan L. Earhart 09) Robert T. Wall Plan to provide the plan administrator with 05) Thomas Georgens discretion to determine the length of any performance period under the Compensation Plan and to limit the maximum award that any participant may receive pursuant to the Compensation Plan to 2. To approve an amendment to the 1999 $5,000,000 in any fiscal year. Stock Option Plan to modify the number of shares of Company common stock (shares) that may be issued pursuant to 6. To ratify the appointment of Deloitte & awards under the Stock Issuance and Touche LLP as our independent auditors Performance Share and Performance of the Company for the fiscal year ending Unit Programs. April 30, 2010. 3. To approve an amendment to the Automatic Option Grant Program NOTE: Such other business as may properly come contained in the 1999 Stock Option Plan before the meeting or any adjournment thereof. so that a nonemployee director may elect to receive his or her automatic equity grants in the form of all stock options or in a combination of stock options and restricted stock units. 4. To approve an amendment to the Employee Stock Purchase Plan to increase the share reserve under the M16691-P84213 Purchase Plan by an additional 6,700,000 shares of common stock.

M16692-P84213